Stock Plan	12 Months Ended
Dec. 31, 2020
Share-based Payment Arrangement [Abstract]
Stock Plan
10. STOCK PLAN
2011 Stock Incentive Plan
—On June 17, 2011, the Company’s Board and stockholders approved the Matterport, Inc. 2011 Stock Incentive Plan, (the “2011 Stock Plan”), which allows for the issuance of incentive stock options (“ISOs”), non-qualified
stock options (“NSOs”), the issuance of restricted stock awards (“RSAs”), and the sale of stock to its employees, the Board, and consultants. As of December 31, 2020, the Company has granted primarily ISOs. The 2011 Stock Plan will expire in June 2021 (10 years from its adoption), unless terminated earlier.
Since the inception of the 2011 Stock Plan, the Company’s Board and its stockholders have voted to increase the shares of common stock reserved under the plan on several occasions. As of December 31, 2020 and 2019, 66.5 million and 58.2 million shares, respectively, were authorized under the 2011 Stock Plan. Shares forfeited due to employee termination or expiration are returned to the share pool. Similarly, shares withheld upon exercise to provide for the exercise price and/or taxes due and shares repurchased by the Company are also returned to the pool.
Stock options are granted with exercise prices not less than 100% of the fair value of the common stock on the date of issuance and, for 10% stockholders, not less than 110%. Equity awards vest over a period of time as determined by the Board, generally over a four-year period, and stock options expire 10 years from the date of grant (
5
years for 10% stockholders) and are
non-transferable.
The Company has also granted equity awards subject to performance-based vesting. Stock options may be granted with early exercise provisions. Vested option shares are exercisable for three months after termination, other than for cause, and for at least 12 months if due to death or disability, but in no event later than the expiration of the option term. Stock options granted to the Board are subject to automatic vesting upon change in control. For non-Board
award recipients, if within 60 days of a change of control, the individual resigns due to an adverse change in job position, work location, reduction in pay, or other adverse changes, or within 12 months of a change of control the successor company terminates the individual’s service without cause, vesting of the option shall accelerate with respect to shares that would have vested in the
12-month
period following such termination or resignation, effective immediately prior to their last day.
Shares Available for Future Grant
—Shares available for future grant under the Company’s stock plans as of December 31, 2020 and 2019, were 1.9 million and 1.4 million shares, respectively. The Company issues new shares upon a share option exercise or release.

Stock Option Activity
—The following table summarizes the stock option activities under the Company’s stock plans for the years ended December 31, 2020 and 2019 (in thousands, except for share data):

	Options Outstanding		Weighted- Average Remaining Contractual Term (Years)
	Number of Shares	Weighted- Average Exercise Price		Aggregate Intrinsic Value
Balance—January 1, 2019	24,482	$0.28	7.3	$3,555
Granted	29,030	0.66
Exercised	(2,080)	0.22
Expired or canceled	(2,670)	0.42

Balance—December 31, 2019	48,762	$0.50	8.1	$7,698
Granted	13,349	0.81
Exercised	(7,293)	0.21
Expired or canceled	(5,612)	0.54

Balance—December 31, 2020	49,206	$0.62	8.1	$245,565	(1)

Option vested and exercisable—December 31, 2020	20,935	$0.50	7.2	$107,029	(1)

(1)	As corrected to reflect the common stock fair market value per share as of December 31, 2020.
The weighted-average grant date fair value of options granted were $0.33 and $0.27 per share as of December 31, 2020 and 2019, respectively. The aggregate intrinsic value of the options exercised, and total grant-date fair value of awards vested were $3.6 million and $0.9 million and $2.3 million and $1.6 million, during the years ended December 31, 2020 and 2019, respectively.
The weighted-average remaining contractual life of vested and expected to vest options is 8.1 years as of December 31, 2020 and 2019.
Total compensation cost related to
non-vested
awards not yet recognized as of December 31, 2020 and 2019, was $7.3 million and $6.4 million, respectively, with a weighted-average period of 2.73 years and 3.12 years, respectively, over which this compensation cost was expected to be recognized.
Employee Stock-based Compensation
—For service awards, the fair value of options on the date of grant is estimated based on the Black-Scholes option-pricing model using the single-option award approach. The Company recognizes costs as compensation expense, recorded under operating expenses in the statements of operations and comprehensive loss, on a straight-line basis over the employee’s requisite service period, which is generally four years. The Company does not estimate expected forfeitures and recognizes forfeitures as they occur.
In March 2019, the Company granted 0.9 million performance-based stock option awards to a senior executive. The award shall vest and become exercisable upon the consummation of the earlier of a change in control or an initial public offering (“IPO”), subject to certain share price targets. The vesting of the award also requires employment up to the consummation of the change in control or IPO. As of December 31, 2020, no stock-based compensation has been recognized for the stock options because a change in control transaction or an IPO has not yet occurred. The term of the awards was modified in March 2021. See Note 15.
In August and November 2020, the company settled 1.3
million

vested stock options held by certain former employees with cash. Of the $1.3 million total aggregate consideration, the fair value of the shares of $1.0 million was recorded in additional paid-in
capital, while the amounts paid in excess of the fair value of stock options at the time of purchase of $0.3 million was recorded as compensation expense.
Employee Stock Options Valuation
—The Company estimates the fair value of stock options on the date of grant using the Black-Scholes option-pricing model. The Black-Scholes option-pricing model requires estimates of highly subjective assumptions, which affect the fair value of each stock option. The assumptions used to estimate the fair value of stock options granted during the years ended December 31, 2020 and 2019 were as follows:

	Year Ended December 31,
	2020	2019
Expected volatility	38.5 – 45.0%	38.4 – 39.1%
Expected term	5.5 – 6.1 Years	5.9 – 6.4 Years
Risk-free interest rate	0.3 – 1.5%	1.6 – 2.4%
Expected dividend yield	0%	0%
Stock-Based Compensation Expense
—Compensation expense is allocated on a departmental basis, based on the classification of the option holder. The following table presents the amount of stock-based compensation related to stock-based awards to employees in the Company’s consolidated statements of operations and comprehensive loss for the years ended December 31, 2020 and 2019 (in thousands):

	Year ended December 31,
	2020	2019
Costs of revenue	$135	$32
Research and development	624	427
Selling, general, and administrative	1,746	1,371
Stock-based compensation, net of amounts capitalized	2,505	1,830
Capitalized stock-based compensation	146	56

Total stock-based compensation	$2,651	$1,886

There was no nonemployee stock-based compensation expense for the years ended December 31, 2020 and 2019.
The amount of cash received by the Company for the exercise of share options
was $1.5 million and $0.5 million for the years ended December 31, 2020 and 2019, respectively.